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                        SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004



                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (Date of earliest event reported):  May 11, 2000


                             HEWLETT-PACKARD COMPANY
             -----------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

            DELAWARE                      1-4423                94-1081436
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(State or Other Jurisdiction of      (Commission File        (I.R.S. Employer
 Incorporation or Organization)          Number)          Identification Number)


3000 HANOVER STREET
PALO ALTO, CA                                                      94304
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code  (650) 857-1501
                                                   ----------------

                                      N/A
          ------------------------------------------------------------
          (Former Name or Former Address if Changed Since Last Report)

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Item 5.  Other Events

        On or about May 11, 2000, Hewlett-Packard Company issued an Information Statement about its spin-off of Agilent Technologies, Inc. The Information Statement contains a description of the terms of the spin-off, certain tax consequences of the spin-off, Agilent Technologies and Agilent Technologies' common stock, and is attached as Exhibit 99 to this Form 8-K.

Item 7.  Financial Statements and Exhibits

     (c) Exhibits

         Exhibit 99      Information Statement dated May 11, 2000.



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                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           HEWLETT-PACKARD COMPANY
                                        -------------------------------
                                                (Registrant)

Date: May 11, 2000
      ------------

                                        By: /s/ Robert P. Wayman
                                           -------------------------------
                                           Robert P. Wayman
                                           Executive Vice President,
                                           Finance and Administration and
                                           Chief Financial Officer


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                                 EXHIBIT INDEX

Exhibit 99        Information Statement dated May 11, 2000.